AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                STANDARD INDUSTRIAL/COMMERCIAL TENANT LEASE - NET


1.   BASIC PROVISIONS ("BASIC PROVISIONS")

     1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, September 19,2006, is made by and between SFERS REAL ESTATE CORP, DD, a Delaware corporation and PRI MEDICAL TECHNOLOGIES, INC., a Nevada corporation(collectively the "Parties," or individually a "Party").


     1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 10939 Pendleton Street, Sun Valley, CA 91352 located in the County of Los Angeles , State of California and generally described as (describe briefly the nature of the property) approximately 12,842 square feet of Industrial space indicated by cross hatch on Exhibit A attached hereto and made a part hereof.The mezzanine is included in the 12,842 square feet. ("Premises"). (See Paragraph 2 for further provisions.)


     1.3 TERM: Sixty-two (62) months plus any partial month ("Original Term") commencing sixty (60) days after Lessor's delivery of the Premises to lessee ("Commencement Date") and ending Sixty-two (62) months plus any partial month * ("Expiration Date"). (See Paragraph 3 for further provisions).


     1.4 EARLY POSSESSION: N/A * after the Commencement date ("Early Possession Date").

     1.5 BASE RENT:  $ 8,604.14  per month  ("Base  Rent")  payable on the First
(1st) day of each month commencing on the commencement Date. See Paragraph 1.5 of the Addendum attached hereto. (See Paragraph 4 for further provisions.) If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.


     1.6 BASE RENT PAID UPON EXECUTION: $ 8,604.14 as Base rent for the period the first full month of the Lease Term.

     1.7 SECURITY DEPOSIT: $ 10,200.00 ("Security Deposit"). (See Paragraph 5 for further provisions)


     1.8 PERMITTED USE: General offices, warehousing and distribution of Medical laser equipment, medical supplies, technical services or or other lawful related use and for no other purpose.


     1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)


     1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

     CB RICHARD ELLIS represents Lessor exclusively ("Lessor's Broker"); both Lessor and Lessee, and represents Lessee exclusively ("Lessee's Broker"); both lessee and Lessor. (See Paragraph 15 for further provisions.)


     1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by EMERGENT GROUP, INC., a Nevada corporation. ("Guarantor"). (See Paragraph 37 for further provisions.)


     1.12 Addenda. Attached hereto is an Addendum or Addenda consisting of Paragraphs 1.5, 6.1, 6.2, 7.2, 7.3, 7.3(c), 7.4(c), 8.2, 26, 44, 49, 50, 51, 52,
53, 54, 55 and Exhibits A through F all of which constitute a part of this Lease.

2.   PREMISES.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage of the Premises is more or less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect the date the original Certificate of Occupancy was issued. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, compliance with Applicable Law, as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

     2.5 LESSEE PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warrants.

3. TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 EARLY POSSESSION. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee as agreed herein by the Early Possession Date, if one is specified in Paragraph 1.4, or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.   RENT.

     4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.l), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.   USE. See Paragraph 6.1 of the Addendum attached hereto.

     6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which premises may be used or occupied, so long as the same will not impair structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of the same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

     6.2 HAZARDOUS SUBSTANCES. See Paragraph 6.2 of the Addendum attached hereto.

     6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE LAW," which term is used in this Lease to include all laws, rules regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating to any manner to the Premises including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with and Applicable Law specified and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

     6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS.

     7.1 LESSEE'S OBLIGATIONS.

        (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc). 7.2 (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic tire extinguishing system, including fire alarm and/or smoke detection systems and equipment fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, floors, windows, doors, plate glass, skylights, signs located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required for the cleanup of any contamination of and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order. Condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all Improvements thereon or a part thereof in good order, condition and state of repair in accordance with the condition of the Premises as delivered by Lessee by Lessor.

        (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the inspection, maintenance and service of the following equipment and improvements, if any, located on the
Premises: (i) heating, air conditioning and ventilation equipment. (ii) boiler, fired or unfired pressure vessels,

     7.2 LESSOR'S OBLIGATIONS. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants. restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non structural. all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of, any needed repairs. See Paragraph 7.2 of the Addendum attached hereto.

     7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

        (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all carpeting, window coverings. air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on, or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises The term "ALTERATIONS" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease other than Utility Installations or Trade Fixtures. whether by addition or deletion. "LESSEE OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONs" are defined as Alterations and/or Utility Installations made by lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a) Lessee shall not make any Alteration or Utility Installations in. on. under or about the Premises without Lessor's prior written consent. Lessee may. however. make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000. See paragraph 7.3 of the Addendum attached hereto.

        (b) CONSENT. Any Alterations or Utility installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon. and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish lessor with as-built plans and specifications thereto. Lessor may (but without Obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to One and one-half times the estimate cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

        (c) INDEMNIFICATION. Lessee shall pay when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand then Lessee shall, at its sole expense defend and protect itself. Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee Shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to One and a half times the amount of such contested lien or claim or demand, indemnifying Lessor, against liability for the same. as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so. See Paragraph 7.3(c) of the Addendum attached hereto.

     7.4   OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

        (a) OWNERSHIP. Subject to Lessors right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4. all Alterations and Utility Additions made to the Premises by Lessee Shall be the property of and owned by Lessee. but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all Or any specified part of the Lessee Owned Alterations and Utility Installations Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

        (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their Installation may have been consented to by Lessor. Lessor may require the removal at any time of all Or any part of any Lessee owned Alterations or Utility Installations made without the required consent of Lessor.

        (c) SURRENDER/RESTORATION. Lessee Shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date. with all Of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and State of repair, ordinary wear and tear excepted. "ORDINARY WEAR AND TEAR" shall not include any damage or deterioration that would have been prevented by good maintenance practice Or by Lessee performing all of its Obligations under this lease Except as otherwise agreed or specified in writing by Lessor. the Premises, as Surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation. maintenance Or removal of Lessee's Trade Fixtures, furnishings, equipment. and Alterations and/or Utility Installations. as well as the removal of any storage tank installed by Or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall he removed by Lessee subject to its obligation to repair and restore the Premises per this Lease. See Paragraph 7.4(c) of the Addendum attached hereto.

8. INSURANCE; INDEMNITY.

     8.1 PAYMENT FOR INSURANCE. Regardless of whether the Lessor or Lessee is the insuring Party, Lessee shall pay for all insurance required under this Paragraph 8. Premiums for policy, periods commencing prior to or extending beyond the Lease tern shall be prorated to correspond to the lease term. Payment shall be make by Lessee to Lessor on a monthly basis with Base Rent.

     8.2 LIABILITY INSURANCE.

        (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be or, an occurrence basis providing single limit coverage in an amount nor less than $1,000,000 per Occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damages caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

        (b) CARRIED BY LESSOR. In the event Lessor is the insuring Party, Lessor shall also maintain liability insurance described in Paragraph 82(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee . Lessee shall not be named as an additional insured therein.

     8.3 PROPERTY INSURANCE-BUILDING, IMPROVEMENTS AND RENTAL VALUE.

        (a) BUILDING AND IMPROVEMENTS. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holder's of any mortgages, deeds of trust or ground leases On the Premises (`Lender(s)"). insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph
8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender). Including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of an ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss, Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation.

        (c) ADJACENT PREMISES. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts. omissions, use or occupancy of the Premises.

        (d) TENANT'S IMPROVEMENTS. If the Lessor is the Insuring Party. the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease, If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 3,3 shall insure Lessee Owned Alterations and Utility Installations.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8,3, Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph S.4 and shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A:VII, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph a. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease, No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor, Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party Shall fail to procure and maintain the insurance required to be carried by the insuring Party under this Paragraph 8, the Other Party may, but shall not be required to procure and maintain the same, but at Lessee's expense.

     8.6 WAVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("WAIVING PARTIES") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other. for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph
8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.

     8.7 INDEMNITY. Except to the extent caused by or arising from the gross negligence or willful misconduct of lessor or its agents, employees or contractors, Lessee Shall indemnify, Protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with. The occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid arty such claim in order to be so indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, Steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects Of pipes. fire Sprinklers, wires. Appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor, Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. DAMAGE OR DESTRUCTION.

     9.1 DEFINITIONS.

        (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to Such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

        (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction. excluding from Such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

        (c) "INSURED LOSS" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 3.3(a), irrespective of any deductible amounts or coverage limits involved,

        (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

        (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PARTIAL DAMAGE - INSURED LOSS. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair Such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of witch is $10,000 or less, and, in such event Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the insuring party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction, Unless otherwise agreed. Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any Such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 PARTIAL DAMAGE - UNINSURED LOSS. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("EXERCISE PERIOD"),(i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration Of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6   ABATEMENT OF RENT; LESSEE'S REMEDIES.

        (a) In the event of damage described in Paragraph 9.2 (Partial Damage-- Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor to any damage suffered by reason of any such repair or restoration.

        (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence. in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice if Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans. or the beginning of the actual work on the premises, whichever first occurs.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and redemption thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligation under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

     9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future Statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES.

     10.1 (a) PAYMENT OF TAXES. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b).

        (b) ADVANCE PAYMENT. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor shall estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, monthly in advance with the payment of the Base Rent. The monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment Of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

     10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business or leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided In Paragraph 10.1(b).

11. UTILITIES. See paragraph 50 of the Addendum attached hereto.

12. ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED.

        (a) Lessee Shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "ASSIGNMENT") or sublet all or any part of Lessee's interest in this Lease or in the Premises without lessor's prior written consent given under and subject to the terms of Paragraph 36.

        (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, fifty one percent (51%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

        (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "NET WORTH OF LESSEE" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

        (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty
(30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater. (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

        (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

        (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

        (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver of estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

        (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

        (d) In the event of any Default or Breach of Lessee's obligations under this Lease. Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by lessor or Lessee.

        (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

        (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

        (g) The occurrence of a transaction described in Paragraph 12.1(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased to an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the amount required to establish such Security Deposit a condition to Lessor's consent to such transaction.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

        (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of that Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease. Lessee may except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such Sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor for any such rents and other charges so paid by said sublessee to Lessor.

        (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of Such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

        (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

        (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent

        (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

        (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises. (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

        (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the guaranty of the performance of Lessee's obligations under this Lease required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation of information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

        (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c) above, where such Default continues for period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee: provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee If Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

        (e) The occurrence of any of the following events: (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors:
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. (S)101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premise or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days: or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

        (f) The discovery by Lessor that any financial Statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

        (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance of security, which, when coupled with the then existing resources of Lessee equal or exceeds the combined financial resources of Lessee and the guarantor that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee, (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The Costs and expenses of any Such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

        (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In Such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination,
(ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have beer reasonably avoided: (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting Such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall nor waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1 (b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

        (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

        (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

        (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under an indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's Occupancy of the Premises.

     13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises or to the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an inducement provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to include costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of that payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purpose of this Paragraph 13.5 a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession.) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. BROKER'S FEE.

     15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

     15.2 Upon execution of this Lease by both Parties, lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers (or in the event there is no separate written agreement between lessor and said Brokers, the sum for brokerage services rendered by said Brokers to lessor in this transaction.

     15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

     15.6   Lessor  and  Lessee   herby   consent  to  and  approve  all  agency
relationships, including dual agencies, indicated in Paragraph 1.10.

16. TENANCY STATEMENT.

     16.1 Each Party (as "RESPONDING PARTY") shall within ten (10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease in the event of a transfer of Lessor's title or interest in the Premises or in this Lease. Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment, except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. See Paragraph 26 of addendum attached hereto.

 23. NOTICES.

     23.1 All notices required or permitted by this ease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

     24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. See paragraph 26 of addendum attached hereto.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions on this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "NON-DISTURBANCE AGREEMENT") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless Otherwise expressly agreed herein. Lessor reserves all rights to the use of the roof and the right to install. and all revenues from the installation of, such advertising signs on the Premises. including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the terms; provided, however Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

        (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys'. engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

        (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. GUARANTOR.

     37.1 If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information called for by Paragraph 16.

     37.2 It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.Attached hereto as Exhibit E.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.


41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the ads of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.




LESSOR:                                      LESSEE:

SFERS REAL ESTATE CORP. DD,                  PRI MEDICAL TECHNOLOGIES, INC.,
a Delaware corporation                       a Nevada corporation

BY:   RREEF MANAGEMENT COMPANY,
      a Delaware corporation
                                             BY: /s/ Lou Buther
                                             ---------------------------------
                                             Lou Buther
                                             President
By:/s/ Karen Saitta
----------------------------------           DATED:10/12/2006
Karen Saitta
Vice President


DATED:10/12/2006                             BY:/s/ William M. McKay
                                             ---------------------------------
                                             William M. McKay
                                             Chief Financial Officer


                                             DATED:10/12/2006


NOTICE ADDRESS:                              NOTICE ADDRESS:
RREEF MANAGEMENT COMPANY                     PRI MEDICAL TECHNOLOGIES, INC.
5820 Canoga Avenue, Ste. 220                 10939 Pendleton Street, #10
Woodland Hills, California 91367             Sun Valley, California 91352

                                 ADDENDUM NO. 1
                                ----------------

THIS ADDENDUM NO. 1 ("Addendum") is attached to and hereby made a part of that certain AIR Lease, dated, for reference purposes only, September 19, 2006, between SFERS REAL ESTATE CORP. DD, a Delaware corporation, as Lessor and PRI MEDICAL TECHNOLOGIES, INC., a Nevada corporation, as Lessee for the Premises known as 10939 Pendleton Street, Sun Valley, California 91352 consisting of approximately 12,842 square feet. All of the following terms and conditions are hereby incorporated in the Lease and made a part thereof. In the event of any conflict between any of the terms and conditions contained in the standard printed form Lease as compared to the terms and conditions contained in the Addendum, the terms and conditions contained in this Addendum shall be controlling. The term "Lease" as used herein shall mean the printed form Lease as modified by any Exhibits and Addenda. Unless defined otherwise, all capitalized terms used herein shall have the same meanings as defined in the printed form Lease.


1.5      MONTHLY INSTALLMENTS OF BASE RENT.

Lessee agrees to pay the annual Base Rent by paying the monthly installments of Base Rent pursuant to Paragraph 4 on or before the first day of each month of the Term. In the event the Lease Commencement Date is other than the first day of any calendar month, Base Rent will be prorated according to Paragraph 4 of this Lease. The monthly amount due is as follows:

For the period from Commencement Date through January 31, 2007 of the Lease Term, Eight Thousand Six Hundred Four and 14/100 ($8,604.14) Dollars per month. (January's 2007 Base Rent to be prepaid upon execution.)

For the period from February 1, 2007 through March 31, 2007 of the Lease Term, Zero and 00/100 ($0.00) Dollars per month.

For the period from April 1, 2007 through December 31, 2007 of the Lease Term, Eight Thousand Six Hundred Four and 14/100 ($8,604.14) Dollars per month.

For the period from January 1, 2008 through December 31, 2008 of the Lease Term, Eight Thousand Nine Hundred Forty-Eight and 31/100 ($8,948.31) Dollars per month.

For the period from January 1, 2009 through December 31, 2009 of the Lease Term, Nine Thousand Three Hundred Six and 24/100 ($9,306.24) Dollars per month.

For the period from January 1, 2010 through December 31, 2010 of the Lease Term, Nine Thousand Six Hundred Seventy-Eight and 49/100 ($9,678.49) Dollars per month.

For the period from January 1, 2011 through February 28, 2012 of the Lease Term, Ten Thousand Sixty-Five and 63/100 ($10,065.63) Dollars per month.

6.1      USE.

The Premises are to be used solely for the purposes stated in Paragraph 1.8 and Paragraph 6 of this Lease. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Lessees or occupants of the Building and Industrial Center or injure, annoy, or disturb them or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose. Lessee shall not do, permit or suffer in, on or about the Premises the sale of any alcoholic liquor without the written consent of Lessor first obtained, or the commission of any waste.

Lessor shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in or upon, or in connection with, the Premises, all at Lessee's sole expense. Lessee shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or the Industrial Center or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or the Industrial Center or any part thereof. Lessee shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building and the Industrial Center any (collectively "Hazardous Material") flammables, explosives, radioactive materials, hazardous waste or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulation issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Lessee suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and the Industrial Center appurtenant land or allow the environment to become contaminated with Hazardous Materials. Notwithstanding the foregoing, and subject to Lessor's prior consent, Lessee may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Lessee shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building or Industrial Center and appurtenant and or the environment. Lessee shall protect, defend, indemnify and hold each of the Lessor Entities (as defined in Paragraph 30) harmless from and against any and all of loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Lessee to fully comply with all applicable Environmental Laws or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the Provisions of this Lease), or by reason of any actual or asserted failure of Lessee to keep, observe, or perform any provision of this section.


6.2      HAZARDOUS SUBSTANCES.

     (a) Lessee agrees that Lessee, its agents and contractors, licensees, or invitees shall not handle, use, manufacture, store or dispose of any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives (collectively "Hazardous Materials") on, under, or about the Premises, without Lessor's prior written consent (which consent shall not be unreasonably withheld as long as Lessee demonstrates and documents to Lessor's reasonable satisfaction
(i) that such Hazardous Materials (A) are necessary or useful to Lessee's business; and (B) will be used, kept, stored and disposed of in compliance with all laws relating to any Hazardous Materials so brought or used or kept in or about the Premises; and (ii) that Lessee will give all required notices concerning the presence in or on the Premises or the release of such Hazardous Materials from the Premises) provided that Lessee may handle, store, use or dispose of products containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover, and the like), provided further that Lessee shall handle, store, use and dispose of any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the Premises or the environment.

     (b) Lessee further agrees that Lessee will not permit any substance suspected of causing cancer or reproductive toxicity to come into contact with groundwater under the Premises. Any such substance coming into contact with groundwater shall be considered a Hazardous Material for purposes of this Addendum.

     (c) (i) Notwithstanding the provisions of Paragraph (a), Lessee may handle, store, and use Hazardous Materials, limited to the types, amounts, and use identified in the Hazardous Materials Exhibit attached hereto. If no Hazardous Materials Exhibit is attached to this Lease, then this Paragraph (c) shall be of no force and effect. Lessee hereby certifies to Lessor that the information provided by Lessee pursuant to this Paragraph is true, correct, and complete. Lessee covenants to comply with the use restrictions shown on the attached Hazardous Materials Exhibit. Lessee shall secure and abide by all permits necessary for Lessee's operations on the Premises. Lessee shall give or post all notices required by all applicable laws pertaining to Hazardous Materials. If Lessee shall at any time fail to comply with this Paragraph, Lessee shall immediately notify Lessor in writing of such noncompliance.

        (ii) Lessee shall provide Lessor with copies of any Material Safety Data Sheets (as required by the Occupational Safety and Health Act) relating to any Hazardous Materials to be used, kept, or stored at or on the Premises, at least 30 days prior to the first use, placement, or storage of such Hazardous Material on the Premises. Lessor shall have 10 days following delivery of such Material Safety Data Sheets to approve or forbid, in its sole discretion subject to the limitation contained in Paragraph (a) above, such use, placement, or storage of a Hazardous Material on the Premises.

        (iii) Lessee shall not store hazardous wastes on the Premises for more than 90 days; "hazardous waste" has the meaning given it by the Resource Conservation and Recovery Act of 1976, as amended. Lessee shall not install any underground or above ground storage tanks on the Premises. Lessee shall not dispose of any Hazardous Material or solid waste on the Premises. In performing any alterations of the Premises permitted by the Lease, Lessee shall not install any Hazardous Material in the Premises without the specific consent of Lessor attached as an exhibit to this Addendum.

        (iv) Any increase in the premiums for necessary insurance on the Property which arises from Lessee's use and/or storage of Hazardous Materials shall be solely at Lessee's expense. Lessee shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any Federal, State or local governmental agency with jurisdiction.

     (d) If Lessor, in its sole discretion, believes that the Premises or the environment have become contaminated with Hazardous Materials that must be removed under the laws of the state where the Premises are located, Lessor, in addition to its other rights under this Lease, may enter upon the Premises and obtain samples from the Premises, including without limitation the soil and groundwater under the Premises, for the purposes of analyzing the same to determine whether and to what extent the Premises or the environment have become so contaminated. Lessee shall reimburse Lessor for the costs of any inspection, sampling and analysis that discloses contamination for which Lessee is liable under the terms of this Addendum. Lessee may not perform any sampling, testing, or drilling to locate any Hazardous Materials on the Premises without Lessor's prior written consent.

     (e) Without limiting the above, Lessee shall reimburse, defend, indemnify and hold Lessor harmless from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation, loss of rental income, loss due to business interruption, and attorneys fees and costs, arising out of or in any way connected with the use, manufacture, storage, or disposal of Hazardous Materials by Lessee, its agents or contractors on, under or about the Premises including, without limitation, the costs of any required or necessary investigation, repair, cleanup or detoxification and the preparation of any closure or other required plans in connection herewith, whether voluntary or compelled by governmental authority.

     The indemnity obligations of Lessee under this clause shall survive any termination of the Lease. At Lessor's option, Lessee shall perform any required or necessary investigation, repair, cleanup, or detoxification of the Premises. In such case, Lessor shall have the right, in its sole discretion, to approve all plans, consultants, and cleanup standards. Lessee shall provide Lessor on a timely basis with (i) copies of all documents, reports, and communications with governmental authorities; and (ii) notice and an opportunity to attend all meetings with regulatory authorities. Lessee shall comply with all notice requirements and Lessor and Lessee agree to cooperate with governmental authorities seeking access to the Premises for purposes of sampling or inspection.

     No disturbance of Lessee's use of the Premises resulting from activities conducted pursuant to this Paragraph shall constitute an actual or constructive eviction of Lessee from the Premises. In the event that such cleanup extends beyond the termination of the Lease, Lessee's obligation to pay rent (including additional rent, if any) shall continue until any cleanup required under this Lease is completed and any certificate of clearance or similar document from the applicable governmental agency has been delivered to Lessor. Rent during such holdover period shall be at market rent; if 6.2 HAZARDOUS SUBSTANCES. (Continued)

the parties are unable to agree upon the amount of such market rent, then Lessor shall have the option of (a) increasing the rent for the period of such holdover based upon the increase in the cost-of-living from the third month preceding the commencement date to the third month preceding the start of the holdover period, using such indices and assumptions and calculations as Lessor in its sole reasonable judgment shall determine are necessary; or (b) having Lessor and Lessee each appoint a qualified MAI appraiser doing business in the area; in turn, these two independent MAI appraisers shall appoint a third MAI appraiser and the majority shall decide upon the fair market rental for Premises as of the expiration of the then current term.

     Lessor and Lessee shall equally share in the expense of this appraisal except that in the event the rent is found to be within ten percent of the original rate quoted by Lessor, then Lessee shall bear the full cost of all the appraisal process. In no event shall the rent be subject to determination or modification by any person, entity, court, or authority other than as set forth expressly herein, and in no event shall the rent for any holdover period be less than the rent due in the preceding period.

     (f) Notwithstanding anything set forth in this Lease, Lessee shall only be responsible for contamination of Hazardous Materials or any cleanup resulting directly therefrom, resulting from matters occurring or Hazardous Materials deposited (other than by contractors, agents or representatives controlled by Lessor) during the Lease term, and any other period of time during which Lessee is in actual or constructive occupancy of the Premises. Lessee shall take reasonable precautions to prevent the contamination of the Premises with Hazardous Materials by third parties.

     (g) It shall not be unreasonable for Lessor to withhold its consent to any proposed Assignment or Sublease if (i) the proposed Assignee's or Sublessee's anticipated use of the premises involves the generation, storage, use, treatment or disposal of Hazardous Materials; (ii) the proposed Assignee or Sublessee has been required by any prior lessor, lender, or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such Assignee's or Sublessee's actions or use of the property in question; or (iii) the proposed Assignee or Sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a hazardous material.

     (h) Any of Lessee's insurance insuring against claims of the type dealt with in this Addendum shall be considered primary coverage for claims against the Property arising out of or under this Paragraph.

     (i) In the event of (i) any transfer of Lessee's interest under this Lease; or (ii) the termination of this Lease, by lapse of time or otherwise, Lessee shall be solely responsible for compliance with any and all then effective federal, state or local laws concerning (i) the physical condition of the Premises, Building, or Property; or (ii) the presence of hazardous or toxic materials in or on the Premises, Building, or Property (for example, the New Jersey Environmental Cleanup Responsibility Act, the Illinois Responsible Property Transfer Act, or similar applicable state laws), including but not limited to any reporting or filing requirements imposed by such laws. Lessee's duty to pay rent, additional rent, and percentage rent shall continue until the obligations imposed by such laws are satisfied in full and any certificate of clearance or similar document has been delivered to Lessor.

     (j) No consent shall be binding, enforceable or effective against Lessor unless in writing and signed by Lessor and attached as an amendment to this Lease. If such consents are not in writing and signed by Lessor and attached to this Lease, then such consents will be deemed withheld.

     (k) Duty to inform Lessor.

     If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor.

     Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

7.2      LESSOR'S OBLIGATIONS; COMMON AREA, ROOF/BUILDING MAINTENANCE.

The Premises are a part of the industrial center commonly known as Shadow Mountain Industrial Park ("Industrial Center") more particularly described on Exhibit A attached hereto. Lessor shall be responsible for all landscape maintenance and repair or replacement in the Industrial Center including, but not limited to, all landscape plantings, and landscape sprinkler systems, common area janitorial and sweeping services, and replacement and repairs, as necessary, to the fire life safety equipment including monitoring and telephone, to all sidewalk surfaces, parking areas (repairs, slurry coat and stripe), roadways and miscellaneous exterior building maintenance and repair, including light maintenance, roof repairs and clearing of roof debris, and exterior painting. The cost of such maintenance, services, and repairs shall be designated as ("Operating Expense Payments") and shall include all sums expended by Lessor for the maintenance, repair and operations of the Industrial Center (including the associated Common Areas), including, but not limited to the following:


     (a) wages and salaries (including management fees) of all employees, agents, consultants and other individuals or entities engaged in the operation, repair, replacement, maintenance, and security of the Industrial Center, including taxes, insurance and benefits relating thereto;

     (b) all supplies and materials used in the operation, maintenance, repair, replacement and security of the Industrial Center;

     (c) annual cost of all Capital Improvements (as defined below) made to the Industrial Center which although capital in nature can reasonably be expected to reduce the normal operating costs of the Industrial Center, as well as all Capital Improvements made in order to comply with any law now or hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which such improvements may be depreciated or amortized for federal income tax purposes);

     (d)  cost of all utilities paid by Lessor;

     (e) cost of any insurance or insurance related expense applicable to the Industrial Center and Lessor's personal property used in connection therewith, including, but not limited to, the insurance costs of the Common Area;

     (f) cost of repairs, replacements and general maintenance of the Industrial Center (including all truck court areas, paving and parking areas, Common Area lighting facilities, fences, gates, water lines, fire life safety equipment, sewer lines, rail spur areas and any other item Lessor is obligated to repair or maintain), other than costs necessary to assure the structural soundness of the roof, foundation and exterior walls of the Industrial Center which are payable solely by Lessor under this Paragraph 7.2;

     (g) cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement or security of the Industrial Center (including, without limitation, fire life safety alarm service, exterior painting, trash collection, ice, debris and waste removal and landscape maintenance);

     (h) the cost to maintain and repair the exterior roof structure and membrane;

     (i) the cost of all accounting fees, management fees, legal fees and consulting fees attributable to the operation, ownership, management, maintenance or repair of the Industrial Center;

     (j)  payments  made  by  Lessor  under  any  easement,  license,  operating
          agreement,  declaration,   restrictive  covenant  or  other  agreement
          relating to the sharing of costs among property owners;

     (k) reserves created by Lessor, in Lessor's sole discretion, for future Operating Expenses or the future replacement of Capital Improvements;

     (l) the cost of all business licenses, permits or similar fees relating to the operation, ownership, repair or maintenance of the Industrial Center, and

     (m) the cost of any other item the cost of which is stated in this Lease to be an Operating Expense.

For purposes of this Lease, a "Capital Improvement" shall be an improvement to the Industrial Center that Lessor is obligated to make pursuant to this Lease, the cost of which is not fully deductible in the year incurred in accordance with generally accepted accounting principles; provided, however, that at Lessor's option, the cost of painting all or part of the Industrial Center and resurfacing and restriping roadways and parking areas shall be treated as an expense and not as a Capital Improvement. Real Property Taxes (as defined below) shall be reimbursed to Lessor as provided below and shall not be treated as an Operating Expense. References to facilities, services, utilities or other items in this Paragraph shall not impose an obligation on Lessor to have said facilities or to provide said services unless such facilities and services already exist at the Industrial Center.

Payment

Tenant's Percentage Share of Operating Expenses shall be payable by Lessee on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Percentage Share of Operating Expenses, Lessor shall use its best efforts to deliver to Lessee within one hundred eighty (180) days after the expiration of each calendar year a reasonably detailed statement (the "Statement") showing Lessee's Percentage Share of the actual operating Expenses incurred during such year. Lessor's failure to deliver the Statement to Lessee within said period shall not constitute Lessor's waiver of its right to collect said amounts or otherwise prejudice Lessor's rights hereunder. If Lessee's payments under this paragraph during said calendar year exceed Lessee" Percentage Share as indicated on the Statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Percentage Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said calendar year were less than Lessee's Percentage Share as indicated on the Statement, Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after delivery by Lessor to Lessee of the Statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last calendar year for which Lessee is responsible for Operating Expenses, notwithstanding that the Lease term may have terminated before the end of such calendar year; and this provision shall survive the expiration or earlier termination of the Lease.

Lessee's Percentage Share

"Lessee's Percentage Share" as used in this Lease shall mean the percentage of the cost of Operating Expenses, Insurance and Real Property Taxes (as defined below) for which Lessee is obligated to reimburse Lessor pursuant to this Lease. Notwithstanding anything to the contrary contained in Paragraph 7.2, Lessor shall have the right to determine Lessee's Percentage Share of the cost of Operating Expenses, Insurance and Real Property Taxes using any one or more of the following three methods, and Lessee hereby agrees that any one of the following three methods of allocation is reasonable: (a) by multiplying the cost of all Operating Expenses, Insurance or Real Property Taxes by a fraction, the numerator of which is the number of square feet of leasable space in the Premises and the denominator of which is the number of square feet of leasable space in all buildings in the Industrial Center; or (b) (i) with respect to an Operating Expenses, Insurance or

Real Property Taxes attributable solely to the Building, requiring Lessee to pay that portion of the cost of the Operating Expenses, Insurance or Real Property Taxes that is obtained by multiplying such cost by a fraction, the numerator of which is the number of square feet of leasable space in the Premises and the denominator of which is the number of square feet of leasable space in the entire Building and (ii) with respect to an Operating Expenses, Insurance or Real Property Taxes attributable to the Common Areas of the Industrial Center, but not any particular building in the Industrial Center, requiring Lessee to pay that portion of the cost of the Operating Expenses, Insurance or Real

Property Taxes that is obtained by multiplying such cost by a fraction, the numerator of which is the number of square feet of leasable space in the Premises and the denominator of which is the number of square feet of leasable space in all buildings in the Industrial Center or (c) by allocating an Operating Expenses, Insurance or Real Property Taxes in any other reasonable manner, as determined by Lessor.

The term "rentable area" shall mean the rentable area of the Premises, the Building or the Industrial Center as calculated by the Lessor on the basis of the plans and specifications including a proportionate share of any Common Areas. Lessee hereby accepts and agrees to be bound by the figures for the rentable space footage of the Premises, the Building and the Industrial Center and Lessee's Percentage Share (as defined in this Paragraph 7.2), however, Lessor may adjust these figures if there is addition or subtraction to the Building or Industrial Center, remeasurement or other circumstances reasonably justifying adjustment. The term "Building" refers to the structure in which the Premises are located and the Common Areas appurtenant thereto.

7.3      UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

To prevent the violation of any roof warranty (if any), all roofing work must be approved by Lessor in writing prior to commencement.

7.3(c)   LIENS.

Notwithstanding the provisions set forth above, Lessee shall keep the Premises, the Building and appurtenant land and Lessee's leasehold interest in the Premises free from any lien arising out of any services, work or materials performed, furnished, or contracted for by Lessee, or obligations incurred by Lessee. In the event that Lessee fails, within ten (10) days following the imposition of any such lien, to either cause the same to be released of record or provide Lessor with insurance against the same issued by a major title insurance company or such other protection against the same as Lessor shall accept (such failure to constitute an Event of Default), Lessor shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Lessor and all expenses incurred by it in connection therewith shall be payable to it by Lessee within five (5) days of Lessor's demand.

7.4(c) SURRENDER OF PREMISES (continued from Lease)

1. Notwithstanding the provisions set forth above, Lessee shall arrange to meet Lessor for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours prior to the Lease expiration. In the event of Lessee's failure to arrange such joint inspections and/or participate in either such inspection, Lessor's inspection at or after Lessee's vacating the Premises shall be conclusively deemed correct for purposes of determining Lessee's responsibility for repairs and restoration but prior to the Lessee expiration.

2. Notwithstanding the provisions set forth above, all alterations, additions, and improvements in, on or to the Premises made or installed by or for Lessee, including carpeting (collectively, "Alterations"), shall be and remain the property of Lessee during the Term. Upon the expiration or sooner termination of the Term, all Alterations shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Lessee will peaceably deliver up to Lessor possession of the Premises, together with all Alterations by whomsoever made, in the same condition received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Notwithstanding the foregoing, if Landlord elects by notice given to Lessee at least ten (10) days prior to expiration of the Term, Lessor shall, at Lessor's sole cost, remove any Alterations, including carpeting, so designated by Lessor's notice, and repair any damage caused by such removal. Lessee must at Lessee's sole cost, remove upon termination of this Lease, any and all of
Lessee's furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property, as well as all date/telecommunications cabling and wiring installed by or on behalf of Lessee, whether inside walls, under any raised floor or above any ceiling (collectively, "Personalty"). Personalty not so removed shall be deemed abandoned by the Lessee and title to the same shall thereupon pass to Lessor under this Lease as by a bill of sale, but Lessee shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal.

3. Notwithstanding the provisions set forth above, all obligations of Lessee under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term. Upon the Expiration or earlier termination of the Term, Lessee shall pay to Lessor the amount, as reasonably estimated by Lessor, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Lessee's obligation for unpaid amounts due or to become due to Lessor. All such amounts shall be used and held by Lessor for payment of such obligations of Lessee, with Lessee being liable for any additional costs upon demand by Lessor, or with any excess to be returned to Lessee after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Lessee under this Lease.

8.2      LIABILITY INSURANCE.

Lessee shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Lessor Entities against any liability to the public or to any invitee of Lessee or a Lessor Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000.00 per occurrence and not less than $2,000,000.00 in the annual aggregate, or such larger amount as Lessor may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute with Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease--each employee;
(d) All Risk or Special Form coverage protecting Lessee against loss of or damage to Lessee's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately three (3) months of income.

The aforesaid policies shall (a) be provided at Lessee's expense; (b) name the Lessor Entities as additional insureds (General Liability) and loss payee (Property--Special Form); (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Lessor; a certificate of Liability insurance on Accord Form 25 and a certificate of Property insurance on Accord Form 27 shall be delivered to Lessor by Lessee upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

Whenever Lessee shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Lessor shall reasonably require; and the policies of or certificates evidencing such insurance must be delivered to Lessor prior to the commencement of any such Work.

26.      NO RIGHT TO HOLDOVER.

Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to One Hundred Twenty Five percent (125%) of the Base Rent applicable during the month immediately proceeding such expiration or earlier termination for the first month of holdover and thereafter One Hundred and Fifty Percent (150%) of the Base Rent applicable during the 62nd month of the initial Lease Term or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

44.      AUTHORITY.

Lessee hereby represents and warrants that neither Lessee, nor any persons or entities holding any legal or beneficial interest whatsoever in Lessee, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury ("OFAC"); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. ss. 5, the International Emergency Economic Powers Act, 50 U.S.C.ss.ss. 1701-06, THE Patriot Act, Public Law 107-56, Executive Order 13224 ( September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: "List of Specially Designated Nationals and Blocked Persons." If the foregoing representation is untrue at any time during the Term, an Event of Default will be deemed to have occurred, without the necessity of notice to Lessee."

49.      OUTSIDE STORAGE.

No material is to be stored outside the building of the Industrial Center at any time unless it is a fenced area with screens. The prohibition against outside storage includes, but is not limited to, equipment, materials, inoperative vehicles, campers, trailers, boats, barrels, pallets and trash (other than in containers provided by commercial trash collectors which are picked up on a regularly scheduled basis subject to 7.2(d) above).

50.      UTILITIES.

Lessee shall be solely responsible for and shall promptly pay all charges for heat, air conditioning, water (including water for the landscape on the parcel), gas, electricity or any other utility used, consumed or provided in, furnished to or attributable to the Premises or the Parcel at the rates charged by the supplying utility companies with any taxes/assessments thereon. Should Lessor elect to supply any or all of such utilities, Lessee agrees to purchase and pay for the same as additional rent as apportioned by Lessor. The rate to be charged by Lessor to Lessee shall not exceed the rate charged to Lessor by any supplying utility. Lessee shall reimburse Lessor within thirty (30) days of billing for fixture charges and/or water tariffs, if applicable, which are charged to Lessor by local utility companies. This charge will increase or decrease with current charges being levied against Lessor or the Premises by the local utility company, and will be due as additional rent. In no event shall Lessor be liable for any interruption or failure in the supply of any such utility services to Lessee.


51.      LESSEE'S TRASH.

Lessee at Lessee's expense shall be responsible for Lessee's trash removal. Lessee shall keep Lessee's trash bin(s) either inside Lessee's Premises or outside the Premises in the Industrial Center in an area acceptable to Lessor.

52.      VEHICLE PARKING.

Lessee shall be entitled to use Twenty-Four (24) Unreserved Parking spaces on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles". Vehicles other than permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations as set forth in Exhibit C of this Lease.

     (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

     (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 52, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor. Notwithstanding the foregoing, Lessor hereby agrees to give Lessee Written Notice (facsimile expectable) of said prohibited activity the first time such said prohibited activity occurs (notice one time only) during the term of the Lease.

     (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

53.      MAJOR REPLACEMENT - USEFUL LIFE

Notwithstanding anything contained in Paragraph 7.1 of the Lease to the contrary, if at any time during the term hereof or any extension thereof any component of the air conditioning equipment located in the Premises or on the roof, which is the obligation of Lessee to maintain, requires replacement in the reasonable opinion of a contractor reasonably acceptable to Lessee and Lessor, the cost of which component shall be $1,000.00 or more ("Major Component"), Lessee and Lessor shall share the cost of such replacement as hereinafter set forth, if the benefit or useful life of the Major Component extends beyond the term of this Lease (as such term may be extended by exercise of any options by Lessee), the useful life of the Major Component shall be prorated over the remaining portion of the term of this Lease (as extended), and Lessee shall be liable only for the portion of the cost which is applicable to the term of this Lease (as extended). For the purpose of this provision, the useful life of any such Major Component such as an HVAC unit shall be deemed to be 10 years.

54.      FINANCIAL STATEMENTS.

Lessee acknowledges that it has provided Lessor with its (and, if applicable, its guarantor's) financial statement(s) as a material inducement to Lessor's agreement to lease the Premise to Lessee, and that Lessor has relied on the accuracy of said financial statement(s) in entering into Lease. Lessee represents and warrants that the information contained in said financial statement(s) is true, complete and correct in all material aspects, and agrees that the foregoing representation and warranty shall be a precondition to the Lease. At any time during the term of this Lease, within five (5) business days of Lessor's request, Lessee shall furnish to Lessor financial statement(s) of a similar nature for Lessee's most recent fiscal year available and shall represent and warrant the accuracy of such information.

55.      LIMITATION OF LESSOR'S LIABILITY.

Redress for any claims against Lessor under this Lease shall only be made against Lessor to the extent of Lessor's interest in the Industrial Center of which the leased Premises are a part. The obligations of Lessor under this lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, managers, the general partners thereof or any beneficiaries, stockholders, employees or agents of Lessor, or its investment manager.

LESSOR:                                      LESSEE:

SFERS REAL ESTATE CORP. DD,                  PRI MEDICAL TECHNOLOGIES, INC.,
a Delaware corporation                       a Nevada corporation

BY:   RREEF MANAGEMENT COMPANY,
      a Delaware corporation
                                             BY: /s/ Lou Buther
                                             ---------------------------------
                                             Lou Buther
                                             President
By:/s/ Karen Saitta
----------------------------------           DATED:10/12/2006
Karen Saitta
Vice President


DATED:10/12/2006                             BY:/s/ William M. McKay
                                             ---------------------------------
                                             William M. McKay
                                             Chief Financial Officer


                                             DATED:10/12/2006


NOTICE ADDRESS:                              NOTICE ADDRESS:
RREEF MANAGEMENT COMPANY                     PRI MEDICAL TECHNOLOGIES, INC.
5820 Canoga Avenue, Ste. 220                 10939 Pendleton Street, #10
Woodland Hills, California 91367             Sun Valley, California 91352
ATTN:  District Manager

                                    EXHIBIT A

Exhibit A attached to and made a part of Lease bearing the Lease Reference Date of September 19, 2006, between SFERS REAL ESTATE CORP. DD., a Delaware corporation, as Lessor and PRI MEDICAL TECHNOLOGIES, INC., a Nevada corporation, as Lessee for Premises known as 10939 Pendleton Street, Sun Valley, CA 91352, consisting of approximately 12,842 square feet.

                                    PREMISES

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Lessor's rights with respect to arrangements and/or locations of public parts of the Industrial Center and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.


This site plan is intended only to show the general layout of the property or a part thereof. Lessor reserves the right to alter, vary, add to or omit in whole or in part any structures and/or common areas and/or land area shown on this site plan. All measurements and distances are approximate. This plan is not to scale.

                                    Initials


                                    EXHIBIT B


Exhibit B attached to and made a part of Lease bearing the Lease Reference Date of September 19, 2006, between SFERS REAL ESTATE CORP. DD, a Delaware corporation, as Lessor and PRI MEDICAL TECHNOLOGIES, INC., a Nevada corporation, as Lessee for Premises known as 10939 Pendleton Street, Sun Valley, CA 91352, consisting of approximately 12,842 square feet.

                                   WORK LETTER

This Work Letter is attached to and hereby made a part of that certain AIR Lease dated September 19, 2006 by and between the above-named parties. In the event of any conflict between the Lease and any of the terms and conditions contained in the Work Letter, the Work Letter shall be controlling. The purpose of this Work Letter is to set forth the work which Lessee is obligated to perform in connection with the completion of the Lessee Improvements to the Premises.


                               INITIAL ALTERATIONS

Lessor's Work
--------------

Lessee shall accept the Premises in its "as is" condition as of the Commencement Date. It is expressly understood and agreed that Lessor shall have no responsibility or obligation to perform any work with respect to the shell, floor, entrance, mezzanine, walls, ceiling, lighting fixtures, HVAC system, toilet room, utilities systems, or otherwise with respect to the Premises except as set forth in Paragraph 2.2 of this Lease except as set forth below.

Lessee Improvement Allowance
----------------------------

Lessor shall obtain three (3) bids to carpet and repaint the existing office areas. The amount of the lowest bid shall be provided to Lessee in the form of a Lessee Improvement Allowance ("Allowance"). Lessee shall be responsible, at Lessee's sole cost and expense, to complete said work during the construction of its additional offices.

Lessor shall also provide Lessee with an additional allowance ("Amortized Improvement Allowance") up to Fifty Thousand and no/100 Dollars ($50,000.00) for Lessee's construction of improvements in the Premises. The Amortized Improvement Allowance shall be amortized over the Initial Term of the Lease at an interest rate of Ten percent (10%) per annum and paid as additional rent each month, along with, and in addition to Base Rent, throughout the Initial Lease Term. Lessee shall be responsible for any cost of improvements beyond the total of the Allowance and the Amortized Improvement Allowance.

The total amount of the Amortized Improvement Allowance shall be established upon completion of the improvements and shall be specified and mutually agreed upon in a Commencement Date Memorandum, attached hereto as Exhibit F.

The Allowance and the Amortized Improvement Allowance shall be used only for the cost of construction and installation of the improvements, including all labor, materials, permits, fees, architectural and engineering fees and costs. In no event shall the Allowance or the Amortized Improvement Allowance be used for telephone/data cabling, furniture, fixtures, equipment, personal property, moving expenses, or as a credit against rent.

Payment for Lessee Improvements
--------------------------------

Lessee shall deliver to Lessor, invoices, and unconditional lien releases or other documentation ("Construction Invoices"), all reasonably satisfactory to Lessor, pertaining to the cost of the Improvements. Lessee shall, as hereinafter provided, receive the Allowance, and or the Amortized Improvement Allowance to reimburse Lessee, to the extent of costs for Improvements paid by Lessee.

The Allowance, and or the Amortized Improvement Allowance shall be payable by Lessor to Lessee within thirty (30) days after (1) completion of the
Improvements, (2) Lessee has delivered to Lessor reasonable documentation evidencing payment ("Lessee Payment") made by Lessee to its contractors in connection with such Improvement work, together with unconditional lien releases reasonably satisfactory to Lessor, and (3) Lessee has opened for business, but in no event any later than six months after the Commencement Date of this Lease subject to 1 & 2 above. Notwithstanding any contrary provisions herein, payment by Lessor for such Improvement work shall not be due until Lessor has determined that (a) there are no applicable or claimed mechanic's liens, stop notices or the like, and (b) the Allowance, and or the Amortized Improvement Allowance are applied solely to Improvements depicted in the approved plans; provided that Lessor's determination of the foregoing shall be completed with thirty (30) days following completion of the Improvements.

All other improvements to the Premises shall be at Lessee's sole cost and expense.

Lessee's Work
--------------

In the event Lessee does other improvements, Lessee agrees to furnish Lessor with two complete sets of Lessee's improvement plans and specifications for Lessor's written approval, which approval may be withheld or denied, in Lessor's sole and absolute discretion, prior to the submission of said plans to any and all governmental authorities and prior to the commencement of any improvement work. The plans shall be submitted to Lessor complete with all information required for Lessee's submission to the Department of Building and Safety for the City of Los Angeles for plan check and issuance of all required permits. The plans shall include mechanical and electrical drawings showing the location of partitions, ceiling plans including light fixtures, doors, wall finishes and floor coverings, and Lessee's special requirements, if any. The plans shall also include elevations of all storefront appearances, color board(s) indicating design finish selections and a floorplan indicating the placement of Lessee's fixtures. Any such special requirements shall conform to all applicable building codes, regulations and ordinances.

The Plans shall be approved or disapproved by Lessor within five (5) business days after Lessor's receipt thereof; provided that failure of Lessor to respond within such five (5) business day period shall not be deemed approval. If Lessor disapproves the Plans, or any portion thereof, Lessor shall promptly notify
Lessee of the revisions which Lessor requires in order to obtain Lessor's approval. Lessee shall, within five (5) business days from Lessor's disapproval, submit to Lessor plans and specifications incorporating the revisions required by Lessor.

Said revisions shall be subject to Lessor's approval, which approval shall not be unreasonably withheld or delayed. The preceding process shall continue until the Plans have been approved.

Within five (5) business days after Lessor has approved the Plans as aforesaid, Lessee shall submit same to all governmental authorities having or exercising jurisdiction over the work described in the Plans for the purpose of obtaining all necessary approvals thereof including, without limitation, building permits. Any changes which are required to be made to the Plans by any such governmental authorities shall be subject to Lessor's approval. Lessor's approval or disapproval shall occur within five (5) business days. Lessee shall bear all costs and fees in connection with such submittals to governmental authorities.

Lessee shall not commence construction in the Premises prior to obtaining all permits and approvals required by any and all governmental authorities. Lessee shall cause the leasehold improvements to be made with due diligence in accordance with the approved Plans and in a good and workmanlike manner at Lessee's sole cost and expense.

Lessee's cost shall include, without limitation, the contractor's and architect's fees (space plans, working drawings, and special design work), engineering (electrical and mechanical), electrical work, zoning of HVAC system, telephone installation, floor and wall coverings, any plumbing, any costs associated with obtaining building permits or license, complying with Title 24 requirements, if any, for providing handicap access in or to the Premises, procuring insurance covering loss, damage, or injury arising from or relating to the construction work, complying with requirements for installation of life safety systems, if any, including, but not limited to, systems for smoke evacuation or fire sprinkler installation including any related planning, architectural engineering or construction costs. Lessee shall choose its own contractor and subcontractors subject to Lessor's prior written approval, which approval shall not be unreasonably withheld.

Lessee shall enter into a contract for construction of the Lessee improvements with the general contractor selected to perform the Lessee improvement construction. Upon execution of the contract between Lessee and Lessee's Contractor, Lessee shall provide Lessor with a copy of said contract. Lessee shall notify its contractor that Lessor shall bear no responsibility with respect to the performance by such contractor (including, without limitation, time delays) under such separate contract. Lessee and its contractors and subcontractors may, upon written notice to Lessor after mutual execution of this Lease and upon securing the approvals required by this Agreement, enter the Premises to perform such work.

Lessee shall cause the leasehold improvements to be performed in accordance with the requirements of the contracts and subcontracts therefor. The form and content of such contracts and subcontracts (including, without limitation, provisions requiring liability, property damage, and worker's compensation insurance and indemnities for the protection of Lessor and provisions indicating that Lessor shall not be treated as guarantor of Lessee's obligations and that the contractor or subcontractor shall not be treated as a third party beneficiary, provisions wherein Lessee's contractors agree to abide by Lessor's rules and regulations with regard to construction in the Industrial Center, and provisions for delivery, prior to the commencement of any work, to Lessor's Property Manager a certificate of insurance indemnifying Lessor against any and all claims arising from said improvement work) shall be subject to Lessor's approval. As a condition to each payment made to Lessee's contractor and subcontractors, Lessee shall require lien releases. Lessee shall withhold a retainage of not less than ten percent (10%) of all amounts due Lessee's contractors or subcontractors until all Lessee improvement work is complete and Lessee has received a final and unconditional lien release from contractor and each subcontractor.

Notwithstanding   the  foregoing,   Lessee  shall  not  be  required  to  supply
mechanical, electrical drawings, ceiling plans or any working drawings if no changes are made to the existing lessee improvements.

                              GENERAL REQUIREMENTS

     (1) Lessee shall notify Lessor of its intent to start Lessee Improvement Work at least five (5) business days prior to the commencement of construction in the Premises.

     (2) No penetrations shall be made in exterior walls or the roof structure without prior written consent of Lessor.

     (3) Lessee shall  deliver to Lessor "as builts" of the Premises  within two
(2) weeks after construction is completed which shall become Exhibit B-2 to be attached to this Lease.

     (4) To prevent the violation of any roof warranty (if any), all roofing work must be approved by Lessor in writing prior to the commencement of construction work.


                                   EXHIBIT B-1

Exhibit B-1 attached to and made a part of Lease bearing the Lease Reference Date of September 19, 2006, between SFERS REAL ESTATE CORP. DD, a Delaware corporation, as Lessor and PRI MEDICAL TECHNOLOGIES, INC., a Nevada corporation, as Lessee for Premises known as 10939 Pendleton Street, Sun Valley, CA 91352, consisting of approximately 12,842 square feet.


                          Structural columns not shown.

This plan is intended only to show the general layout of the building or a part thereof. This plan is not to scale.


                                    Initials



                                    EXHIBIT C

Exhibit C attached to and made a part of Lease bearing the Lease Reference Date of September 19, 2006, between SFERS REAL ESTATE CORP. DD, a Delaware corporation, as Lessor, and PRI MEDICAL TECHNOLOGIES, INC., a Nevada corporation, as Lessee for Premises known as 10939 Pendleton Street, Sun Valley, CA 91352 consisting of approximately 12,842 square feet.

                              RULES AND REGULATIONS


Lessee hereby agrees to the following:

     1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the building or Premises without the prior written consent of the Lessor. Lessor shall have the right to remove, at Lessee's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Lessee. In addition, Lessor reserves the right after the initial term to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered.


     2. Lessee shall not install any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises without Lessor's prior written approval. No awning shall be permitted on any part of the Premises unless approved in writing by Lessor. Lessee shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Lessor, from outside the Premises.


     3. Lessee shall not obstruct any sidewalks, passages, exits, and entrances that are for the general public, and Lessor shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgement of Lessor would be prejudicial to the safety, character, reputation and interests of the Industrial Center and its lessees provided that nothing herein contained shall be construed to prevent such access to persons with whom any Lessee normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Lessee and no employee or invitee of Lessee shall go upon the roof of the building.


     4. All cleaning and maintenance services for the exterior and common areas of the Industrial Center shall be provided exclusively through Lessor. Lessee shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the building. Lessor shall not in any way be responsible to any Lessee for any loss of property on the Premises, however occurring, or for any damage to any Lessee's property by the maintenance personnel or any other employee or any other person.


     5. Lessor will furnish Lessee free of charge with two keys to the front exterior doors in the Premises. Lessor may make a reasonable charge for any additional keys. Lessee, upon the termination of its tenancy, shall deliver to Lessor all of the keys to all doors in the Premises including but not limited to the front exterior door and all interior locking doors and locking cabinetry.


     6. If Lessee requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Lessor's instructions in their installation.


     7. Lessee shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Lessor shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Premises. Heavy objects shall, stand on such platforms as determined by Lessor to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to Lessor or to any lessees shall be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. Lessor will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the building by maintaining or moving such equipment or other property shall be repaired at the expense of Lessee.


     8. Lessee shall not use any method of heating or air conditioning other than that supplied by Lessor.


     9. Lessee shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Lessee and its employees leave the Premises. Lessee shall be responsible for any damage or injuries sustained by other lessees or occupants of the building or by Lessor for noncompliance with this rule.

     10. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees, shall have caused it.


     11. No aerial shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance, the written consent of the Lessor. Any aerial so installed without such written consent shall be subject to removal by Lessor without notice to Lessee and the cost for said removal by Lessor will be billed to Lessee and paid by Lessee to Lessor in accordance with Paragraph 4.


     12. No loud speakers, televisions, phonographs, radios, or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the Lessor.


     13. Except as approved by Lessor, Lessee shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises. Lessee shall not cut or bore holes for wires. Lessee shall not affix any floor covering to the floor of the Premises in any manner except as approved by Lessor. Lessee shall repair any damage resulting from noncompliance with this rule.


     14. Lessee shall not install, maintain or operate upon the Premises any vending machines unless said vending machines are for Lessee's employees' exclusive use.


     15. No cooking shall be done or permitted by any Lessees on the Premises, except that use by the Lessee of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted including a UL approved microwave oven, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.


     16. Lessee shall not wash, change the oil, or repair vehicles or equipment in the common areas of the Industrial Center or the Premises.


     17. Lessee shall be entitled to park in common with other lessees of Lessor. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other Lessees in the use of parking facilities. Lessor reserves the right in the absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Lessee or to designate areas within which Lessee must park.


     18. Lessee shall not use the name of the building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.


     19. Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular lessee or lessees, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulations in favor of any other lessee or lessees, nor prevent Lessor from thereafter enforcing any such Rules and Regulations against any or all of the lessees of the building.


     20. Pets - No birds, fish, reptiles or animals shall be brought into or kept in or about the Premises/Building or Industrial Center.

     21. Lessor reserves the right from time to time to amend or supplement the foregoing Rules and Regulations, and to adopt and promulgate additional reasonable rules and regulations applicable to the Premises and/or the
Industrial Center. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Lessee.

                                    EXHIBIT D
                        HAZARDOUS MATERIALS QUESTIONNAIRE

This  Exhibit  D is  attached  to and made a part of  Lease  bearing  the  Lease
Reference Date of September 19, 2006 between SFERS REAL ESTATE CORP. DD, a Delaware corporation, as Lessor and PRI MEDICAL TECHNOLOGIES, INC., a Nevada corporation, as Lessee, for the Premises commonly known as 10939 Pendleton Street, Sun Valley, CA 91352, consisting of approximately 12,842 square feet.

This questionnaire is designed to solicit information regarding your proposed use of hazardous or toxic materials. Please complete the questionnaire and return it to RREEF Management Company for evaluation. If your use of materials or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management.

Your cooperation in this matter is appreciated. If you have any questions do not hesitate to call for assistance.

I.          PROPOSED LESSEE OR LESSEE

      PRI MEDICAL TECHNOLOGIES, INC., a  Nevada corporation
--------------------------------------------------------------------------------
Name (Corporation, Individual, Corporate or Individual d.b.a., or Public Agency)


Standard Industrial Classification Code (SIC)

         932 Grand Central Avenue                    Glendale   CA       91201
--------------------------------------------------------------------------------
Street Address                                       City,   State,   Zip Code

Contact Person & Title:    Bill McKay, CFO
                        -------------------------------------------------------

Telephone:  (818) 638-4616   Fax: (818) 240-9654  E-mail: bmckay@primedical.net
--------------------------------------------------------------------------------


II.          LOCATION AND ADDRESS OF PROPOSED LEASE

         10939 PENDLETON ST, SUN VALLEY, CA 91352
--------------------------------------------------------------------------------
Street Address                                       City,   State,   Zip Code

III.          DESCRIPTION OF PROPOSED FACILITY USE

Describe proposed use and operation of Premises including principal products or services to be conducted at facility: General offices, warehousing and distribution of medical laser equipment, technical services, and other Lawful related uses and for no other purposes.

Does the operation of your business involve the use, generation, treatment, storage, transfer or disposal of hazardous waste materials? Yes No X . If yes, or if your SIC code number is between 2000 to 4000, please complete Section IV.

IV.          PERMIT DISCLOSURE

Does the operation of your business require permits, license or plan approval from any of the following agencies?

U.S. Environmental Protection Agency - Air Quality Management District City or County Sanitation District Bureau of Alcohol, Firearms and Tobacco State Department of Health Services City or County Fire Department U.S. Nuclear Regulatory Commission Regional Water Quality Control Board

Indicate permit or license numbers, issuing agency and expiration date or renewal date, if applicable.

 N/A


If your answer is yes to any of the above questions, please complete Sections V and VI.

V.          HAZARDOUS MATERIALS DISCLOSURE

Will any hazardous or toxic materials or substances be stored onsite? Yes No X . If yes, please describe the materials or substances to be stored, quantities and proposed method of storage (i.e. drums, aboveground or underground storage tanks, cylinders, other), and whether the material is a Solid (S), Liquid (L) or Gas (G):

               Material Storage Method Quantity on a Monthly Basis
-------------------------- --------------------------- ------------------------

-------------------------- --------------------------- ------------------------
-------------------------- --------------------------- ------------------------

-------------------------- --------------------------- ------------------------
-------------------------- --------------------------- ------------------------

-------------------------- --------------------------- ------------------------
Attach additional sheets if necessary.

Is any facility modification required or planned to mitigate the release of toxic or hazardous substance or wastes into the environment? Yes ________ No _______ . If yes, please describe the proposed facility modifications:

--------------------------------------------------------------------------------

VI. HAZARDOUS WASTE DISCLOSURE

a) Will any hazardous waste, including recyclable waste, be generated by the operation of your business? Yes _____ or No X . If yes, please list the hazardous waste which will be generated at the facility, its hazard class and volume/frequency of generation on a monthly basis:


  Waste Name                      Hazard Class               Volume/Month
--------------------------- ------------------------ ------------------------

--------------------------- ------------------------ ------------------------
--------------------------- ------------------------ ------------------------

--------------------------- ------------------------ ------------------------
--------------------------- ------------------------ ------------------------

--------------------------- ------------------------ ------------------------
Attach additional sheets if necessary.

b) If yes, please also indicate if any such wastes are to be stored within the Premises and the proposed method of storage (i.e. drums, aboveground or underground storage tanks, cylinders, other):

                            Waste Name Storage Method

--------------------------- ------------------------ ------------------------

--------------------------- ------------------------ ------------------------
--------------------------- ------------------------ ------------------------

--------------------------- ------------------------ ------------------------
--------------------------- ------------------------ ------------------------

--------------------------- ------------------------ ------------------------

c) If yes, please also describe the method(s) of disposal for each waste. Indicate where disposal will take place and method of transportation to be used:
N/A d) Is any treatment or processing of hazardous wastes to be conducted onsite? Yes _______ No X . If yes, please describe proposed treatment/processing methods:

     N/A

e) Which agencies are responsible for monitoring and evaluating compliance with respect to the storage and disposal of hazardous materials or wastes at or from the Premises?

(Please list all agencies)

f) Have there been any agency enforcement actions regarding the company facilities, or any existing company facilities, or any past, pending or outstanding administrative orders or consent decrees? Yes ______ No X If yes, have there been any continuing compliance obligations imposed on your company as a result of decrees or orders? Yes______ No . If yes, please describe: N/A

g) Has the company been the recipient of requests for information, notices and demand letters, cleanup and abatement orders or cease and desist orders or other administrative inquiries? Yes _____ No X . If yes, please describe:

     N/A


h) Are there any pending citizen lawsuits, or have any notices of violations been provided to the company or any existing facilities pursuant to the citizens suit provisions of any statute? Yes ______ No X . If yes, please describe:

     N/A



i) Have there been any previous lawsuits against the company regarding environmental concerns? Yes ____ No X . If yes, please describe how these lawsuits were resolved:

     N/A



j) Has an environmental audit ever been conducted at any of your company's existing facilities? Yes _____ No X . If yes, please describe:

     N/A



k) Does your company carry environmental impairment insurance? Yes ______ No __X__ . If yes, what is the name of the carrier and what are the effective periods and monetary limits of such coverage? N/A


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This Hazardous Materials Questionnaire is certified as being true and accurate and has been completed by the party whose signature appears below on behalf of Lessee as of the date set forth below.



Date:                                        Signature:
     -------------------------------                   -------------------------
                                                       William M. McKay

                          COMMENCEMENT DATE MEMORANDUM


THIS COMMENCEMENT DATE MEMORANDUM, made as of January 23, 2007, by and between SFERS REAL ESTATE CORP.DD, a Delaware corporation ("Lessor") and PRI Medical Technologies, Inc., a Nevada corporation ("Lessee").



                                    Recitals:
                                    --------

     A. Landlord and Tenant are parties to that certain Lease, dated for reference September 19, 2006 (the "Lease") for certain premises (the "Premises") consisting of approximately 12,842 square feet at the building commonly known 10939 Pendleton Street, Sun Valley, California.

     B. Tenant is in possession of the Premises and the Term of the Lease has commenced.

     C. Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the Expiration Date and other matters under the Lease.

     NOW, THEREFORE, Landlord and Tenant agree as follows:

1. The actual Commencement Date is December 22, 2006.

2. The actual Expiration Date is February 28, 2012.

3. The schedule of the Annual Base Rent and the Monthly Installment of Base Rent set forth in the Addendum is deleted in its entirety, and the following is substituted therefore:

-------------------------- ------------------ -------------------- ----------------- ----------------------
         Period             Rentable Square    Annual Base Rent    Annual Base Rent   Monthly Installment
------------- ------------
    From        through         Footage         Per Square Foot                          of Base Rent
------------- ------------ ------------------ -------------------- ----------------- ----------------------
  12/22/06      1/31/07         12,842              12,842            103,249.68           8,604.14
------------- ------------ ------------------ -------------------- ----------------- ----------------------
  2/01/07       3/31/07         12,842              12,842               .00
------------- ------------ ------------------ -------------------- ----------------- ----------------------
  4/01/07      12/31/07         12,842              12,842            103,249.68           8,604.14
------------- ------------ ------------------ -------------------- ----------------- ----------------------
  1/01/08      12/31/08         12,842              12,842            107,379.72           8,948.31
------------- ------------ ------------------ -------------------- ----------------- ----------------------
  1/01/09      12/31/09         12,842              12,842            111,674.88           9,306.24
------------- ------------ ------------------ -------------------- ----------------- ----------------------
  1/01/10      12/31/10         12,842              12,842            116,141.88           9,678.49
------------- ------------ ------------------ -------------------- ----------------- ----------------------
------------- ------------ ------------------ -------------------- ----------------- ----------------------
  1/01/11      02/28/12         12,842              12,842            120,787.56           10,065.63
------------- ------------ ------------------ -------------------- ----------------- ----------------------


4. Additional Rent: Pursuant to Exhibit B of this Lease, in addition to the monthly Base Rent set forth in the Lease, Lessee shall pay the following as additional rent ($50,000.00: the Amortized Improvement Allowance) amortized over sixty (60) months at a rate calculated at 10% per annum. The additional rent due and payable shall be payable in monthly installments of $1,062.35 on the same day each month that the Base Rent is due and payable commencing on January 1, 2007 and terminating on December 31, 2011. Lessor shall pay to Lessee the $50,000.00 within five (5) business days of receipt of this executed Memorandum.

5. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


LESSOR:                                       LESSEE:

SFERS REAL ESTATE CORP. DD,                   PRI MEDICAL TECHNOLOGIES, INC.,
a Delaware corporation                        a Nevada corporation

BY:    RREEF MANAGEMENT COMPANY,
       a Delaware corporation
                                              BY: /s/ Lou Buther
                                              -----------------------------
                                              Lou Buther
                                              President
BY: /s/ Karen Saitta
-------------------------------
Karen Saitta                                  DATED: 1/25/2007
Vice President                                -----------------------------


DATED: 1/29/2007
------------------------------


                                              BY: /s/ William M. McKay
                                              -----------------------------
                                              William M. McKay
                                              Chief Financial Officer

                                              DATED:  1/22/2007
                                              ----------------------------